EXHIBIT 99.1

Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 hp.com

News Release
HP Reports Third Quarter 2013 Results

	●	Third quarter non-GAAP diluted earnings per share of $0.86, down 14% from the prior year, within previously provided outlook of $0.84 to $0.87 per share
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Kate Holderness, HP +1 650 236 1024	●	Third quarter GAAP diluted earnings per share of $0.71, up from GAAP diluted loss per share of $4.49 in the prior year, above previously provided outlook of $0.56 to $0.59 per share
corpmediarelations@hp.com
HP Investor Relations	●	Third quarter net revenue of $27.2 billion, down 8% from the prior year and down 7% when adjusted for the effects of currency
investor.relations@hp.com
	●	Cash flow from operations of $2.7 billion, down 6% from the prior year
www.hp.com/go/newsroom
	●	Returned $283 million to shareholders in the form of dividends and share repurchases

	●	Improved operating company net debt position by $1.7 billion, the sixth consecutive quarterly reduction of over $1 billion

HP third quarter fiscal 2013 financial performance
	Q3 FY13	Q3 FY12	Y/Y
GAAP net revenue ($B)	$27.2	$29.7	(8%	)
GAAP operating margin	6.8%	(29.7%)	36.5 pts.
GAAP net earnings (loss) ($B)	$1.4	($8.9)
GAAP diluted earnings (loss) per share	$0.71	($4.49)
Non-GAAP operating margin	8.4%	9.2%	(0.8 pts.	)
Non-GAAP net earnings ($B)	$1.7	$2.0	(15%	)
Non-GAAP diluted earnings per share	$0.86	$1.00	(14%	)
Cash flow from operations ($B)	$2.7	$2.8	(6%	)

Information about HP’s use of non-GAAP financial information is provided under “Use of non-GAAP financial information” below.

PALO ALTO, Calif., Aug. 21, 2013 — HP today announced financial results for its third fiscal quarter ended July 31, 2013. Third quarter GAAP diluted earnings per share (EPS) was $0.71, up from a GAAP diluted loss per share of $4.49 in the prior-year period and above its previously provided outlook of $0.56 to $0.59 per share. Third quarter non-GAAP diluted EPS was $0.86, down from $1.00 in the prior-year period and within its previously provided outlook of $0.84 to $0.87 per share. Third quarter non-GAAP earnings information excludes after-tax costs of $286 million, or $0.15 per diluted share, related to amortization of purchased intangible assets, restructuring charges and acquisition-related charges.

For the third quarter, net revenue of $27.2 billion was down 8% year over year and down 7% when adjusted for the effects of currency.

“We once again achieved the financial performance we said we would, delivering $0.86 in non-GAAP diluted earnings per share, within our previously provided outlook of $0.84 to $0.87,” said Meg Whitman, HP president and chief executive officer. “I remain confident that we are making progress in our turnaround. We are already seeing significant improvement in our operations, we are successfully rebuilding our balance sheet, our cost structure is more closely aligned with our revenue and we have a reignited innovation at HP, with a focus on the customer.”

Outlook
For the full year fiscal 2013, HP estimates non-GAAP diluted EPS to be in the range of $3.53 to $3.57 and GAAP diluted EPS to be in the range of $2.67 to $2.71, in line with HP’s previously communicated outlook. Full year fiscal 2013 non-GAAP diluted EPS estimates exclude after-tax costs of approximately $0.86 per share, related to the amortization of purchased intangible assets, restructuring charges and acquisition-related charges.

Asset management
HP generated $2.7 billion in cash flow from operations in the third quarter, down 6% from the prior-year period. Inventory ended the quarter at $6.5 billion, down 1 day year over year to 28 days. Accounts receivable ended the quarter at $14.3 billion, down 1 day year over year to 47 days. Accounts payable ended the quarter at $13.3 billion, up 7 days year over year to 57 days. HP’s dividend payment of $0.1452 per share in the third quarter resulted in cash usage of $280 million. HP also utilized $3 million of cash during the quarter to repurchase approximately 168,000 shares of common stock in the open market. HP exited the quarter with $13.7 billion in gross cash.

Third quarter fiscal 2013 segment results

●	Personal Systems revenue was down 11% year over year with a 3.0% operating margin. Commercial revenue decreased 3% and Consumer revenue declined 22%. Total units were down 8% with Desktops units down 9% and Notebooks units down 14%.

●	Printing revenue declined 4% year over year with a 15.6% operating margin. Total hardware units were up 5% with Commercial hardware units up 12% and Consumer hardware units up 2%. Supplies revenue was down 4%.

●	Enterprise Group revenue declined 9% year over year with a 15.2% operating margin. Networking revenue was flat, Industry Standard Servers revenue was down 11%, Business Critical Systems revenue was down 26%, Storage revenue was down 10% and Technology Services revenue was down 7%.

●	Enterprise Services revenue declined 9% year over year with a 3.3% operating margin. Application and Business Services revenue was down 11% and Infrastructure Technology Outsourcing revenue declined 7%.

●	Software revenue was up 1% year over year with a 20.5% operating margin. Support revenue was up 4%, license revenue was flat, professional services revenue was down 11% and SaaS revenue was up 4%.

●	HP Financial Services revenue was down 6% year over year with a 4% decrease in net portfolio assets and a 9% decrease in financing volume. The business delivered an operating margin of 11.3%.

More information on HP’s earnings, including additional financial analysis and an earnings overview presentation, is available on HP’s Investor Relations website at www.hp.com/investor/home.

HP’s Q3 FY13 earnings conference call is accessible via an audio webcast at www.hp.com/investor/2013Q3webcast.

About HP
HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. With the broadest technology portfolio spanning printing, personal systems, software, services and IT infrastructure, HP delivers solutions for customers’ most complex challenges in every region of the world.  More information about HP (NYSE: HPQ) is available at http://www.hp.com.

Use of non-GAAP financial information
To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share, gross cash, free cash flow, net debt and operating company net debt. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for this quarter and prior periods is included in the tables below or elsewhere in the materials accompanying this news release. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Measures” after the tables below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, cash and cash equivalents, cash flow from operations or total company debt prepared in accordance with GAAP.

Forward-looking statements
This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, earnings, earnings per share, tax provisions, cash flows, benefit obligations, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of restructuring plans, including estimates and assumptions related to the cost and the anticipated benefits of implementing those plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012 and HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2013. As in prior periods, the financial information set forth in this release, including tax-related items, reflects estimates based on information available at this time. While HP believes these estimates to be meaningful, these amounts could differ materially from actual reported amounts in HP’s Form 10-Q for the fiscal quarter ended July 31, 2013. In particular, determining HP’s actual tax balances and provisions as of July 31, 2013 requires extensive internal and external review of tax data (including consolidating and reviewing the tax provisions of numerous domestic and foreign entities), which is being completed in the ordinary course of preparing HP’s Form 10-Q. HP assumes no obligation and does not intend to update these forward-looking statements.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2013	April 30, 2013	July 31, 2012
Net revenue	$27,226	$27,582	$29,669

Costs and expenses:
Cost of sales	20,859	21,055	22,820
Research and development	797	815	854
Selling, general and administrative	3,274	3,342	3,366
Amortization of purchased intangible assets	356	350	476
Impairment of goodwill and purchased intangible assets	-	-	9,188
Restructuring charges	81	408	1,795
Acquisition-related charges	4	11	3
Total costs and expenses	25,371	25,981	38,502

Earnings (loss) from operations	1,855	1,601	(8,833)

Interest and other, net	(146)	(193)	(224)

Earnings (loss) before taxes	1,709	1,408	(9,057)

(Provision) benefit for taxes	(319)	(331)	200

Net earnings (loss)	$1,390	$1,077	$(8,857)

Net earnings (loss) per share:
Basic	$0.72	$0.56	$(4.49)
Diluted	$0.71	$0.55	$(4.49)

Cash dividends declared per share	$0.29	$-	$0.26

Weighted-average shares used to compute net earnings (loss) per share:
Basic	1,929	1,935	1,971
Diluted	1,948	1,947	1,971

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,
	2013	2012
Net revenue	$83,167	$90,398

Costs and expenses:
Cost of sales	63,943	69,674
Research and development	2,406	2,490
Selling, general and administrative	9,916	10,273
Amortization of purchased intangible assets	1,056	1,412
Impairment of goodwill and purchased intangible assets	-	9,188
Restructuring charges	619	1,888
Acquisition-related charges	19	42
Total costs and expenses	77,959	94,967

Earnings (loss) from operations	5,208	(4,569)

Interest and other, net	(518)	(688)

Earnings (loss) before taxes	4,690	(5,257)

Provision for taxes	(991)	(539)

Net earnings (loss)	$3,699	$(5,796)

Net earnings (loss) per share:
Basic	$1.91	$(2.93)
Diluted	$1.89	$(2.93)

Cash dividends declared per share	$0.55	$0.50

Weighted-average shares used to compute net earnings (loss) per share:
Basic	1,939	1,977
Diluted	1,952	1,977

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Three months ended July 31, 2013	Diluted earnings per share	Three months ended April 30, 2013	Diluted earnings per share	Three months ended July 31, 2012	Diluted earnings per share
GAAP net earnings (loss)	$1,390	$0.71	$1,077	$0.55	$(8,857)	$(4.49)

Non-GAAP adjustments:
Amortization of purchased intangible assets	356	0.19	350	0.17	476	0.25
Impairment of goodwill and purchased intangible
assets(a)	-	-	-	-	9,188	4.66
Restructuring charges	81	0.04	408	0.21	1,795	0.91
Acquisition-related charges	4	-	11	0.01	3	-
Wind down of non-strategic businesses(b)	-	-	-	-	108	0.05
Adjustments for taxes(c)	(155)	(0.08)	(148)	(0.07)	(740)	(0.38)
Non-GAAP net earnings	$1,676	$0.86	$1,698	$0.87	$1,973	$1.00

GAAP earnings (loss) from operations	$1,855		$1,601		$(8,833)

Non-GAAP adjustments:
Amortization of purchased intangible assets	356		350		476
Impairment of goodwill and purchased intangible
assets(a)	-		-		9,188
Restructuring charges	81		408		1,795
Acquisition-related charges	4		11		3
Wind down of non-strategic businesses(b)	-		-		108
Non-GAAP earnings from operations	$2,296		$2,370		$2,737

GAAP operating margin	7%		6%		(30%)
Non-GAAP adjustments	1%		3%		39%
Non-GAAP operating margin	8%		9%		9%

(a)
For the period ended July 31, 2012, represents a goodwill impairment charge of $8 billion associated with the Enterprise Services segment and an intangible asset impairment charge of $1.2 billion associated with the "Compaq" trade name.

(b)
For the period ended July 31, 2012, represents primarily contract-related charges, including inventory write-downs, related to winding down certain retail publishing business activities within the Printing segment.

(c)	For the period ended July 31, 2012, adjustments for taxes is net of a valuation allowance of $823 million provided for certain deferred tax assets related to the Enterprise Services segment.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Nine months ended July 31, 2013	Diluted earnings per share	Nine months ended July 31, 2012	Diluted earnings per share
GAAP net earnings (loss)	$3,699	$1.89	$(5,796)	$(2.93)

Non-GAAP adjustments:
Amortization of purchased intangible assets	1,056	0.54	1,412	0.71
Impairment of goodwill and purchased intangible assets(a)	-	-	9,188	4.65
Restructuring charges	619	0.32	1,888	0.95
Acquisition-related charges	19	0.01	42	0.02
Wind down of non-strategic businesses(b)	-	-	72	0.04
Adjustments for taxes(c)	(414)	(0.21)	(1,052)	(0.55)
Non-GAAP net earnings	$4,979	$2.55	$5,754	$2.89

GAAP earnings (loss) from operations	$5,208		$(4,569)

Non-GAAP adjustments:
Amortization of purchased intangible assets	1,056		1,412
Impairment of goodwill and purchased intangible assets(a)	-		9,188
Restructuring charges	619		1,888
Acquisition-related charges	19		42
Wind down of non-strategic businesses(b)	-		72
Non-GAAP earnings from operations	$6,902		$8,033

GAAP operating margin	6%		(5%)
Non-GAAP adjustments	2%		14%
Non-GAAP operating margin	8%		9%

(a)
For the period ended July 31, 2012, represents a goodwill impairment charge of $8 billion associated with the Enterprise Services segment and an intangible asset impairment charge of $1.2 billion associated with the "Compaq" trade name.

(b)
For the period ended July 31, 2012, represents primarily contract-related charges, including inventory write-downs, related to winding down certain retail publishing business activities within the Printing segment net of adjustments to expenses for supplier-related obligations related to winding down the webOS device business.

(c)	For the period ended July 31, 2012, adjustments for taxes is net of a valuation allowance of $823 million provided for certain deferred tax assets related to the Enterprise Services segment.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)
	July 31, 2013	October 31, 2012
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$13,251	$11,301
Accounts receivable	14,336	16,407
Financing receivables	3,113	3,252
Inventory	6,540	6,317
Other current assets	12,718	13,360

Total current assets	49,958	50,637

Property, plant and equipment	11,328	11,954

Long-term financing receivables and other assets	9,913	10,593

Goodwill and purchased intangible assets	34,601	35,584

Total assets	$105,800	$108,768

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$7,624	$6,647
Accounts payable	13,293	13,350
Employee compensation and benefits	4,075	4,058
Taxes on earnings	979	846
Deferred revenue	6,571	7,494
Other accrued liabilities	13,470	14,271

Total current liabilities	46,012	46,666

Long-term debt	17,124	21,789

Other liabilities	17,686	17,480

Stockholders' equity:
HP stockholders' equity	24,603	22,436
Non-controlling interests	375	397

Total stockholders' equity	24,978	22,833

Total liabilities and stockholders' equity	$105,800	$108,768

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three months ended July 31, 2013	Nine months ended July 31, 2013
Cash flows from operating activities:
Net earnings	$1,390	$3,699
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,158	3,491
Stock-based compensation expense	107	398
Provision for bad debt and inventory	48	265
Restructuring charges	81	619
Deferred taxes on earnings	70	542
Excess tax benefit from stock-based compensation	(1)	(1)
Other, net	117	343

Changes in operating assets and liabilities:
Accounts and financing receivables	492	2,640
Inventory	(585)	(445)
Accounts payable	980	(70)
Taxes on earnings	(94)	(520)
Restructuring	(242)	(644)
Other assets and liabilities	(847)	(1,525)
Net cash provided by operating activities	2,674	8,792

Cash flows from investing activities:
Investment in property, plant and equipment	(880)	(2,280)
Proceeds from sale of property, plant and equipment	233	507
Purchases of available-for-sale securities and other investments	(296)	(793)
Maturities and sales of available-for-sale securities and other investments	282	874
Payments made in connection with business acquisitions, net of cash acquired	-	(167)
Net cash used in investing activities	(661)	(1,859)

Cash flows from financing activities:
Repayment of commercial paper and notes payable, net	(37)	(170)
Issuance of debt	55	254
Payment of debt	(1,805)	(3,473)
Issuance of common stock under employee stock plans	67	279
Repurchase of common stock	(3)	(1,053)
Excess tax benefit from stock-based compensation	1	1
Cash dividends paid	(280)	(821)
Net cash used in financing activities	(2,002)	(4,983)

Increase in cash and cash equivalents	11	1,950
Cash and cash equivalents at beginning of period	13,240	11,301
Cash and cash equivalents at end of period	$13,251	$13,251

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	July 31, 2013	April 30, 2013	July 31, 2012
Net revenue:(a)

Personal Systems	$7,704	$7,584	$8,636
Printing	5,803	6,081	6,017
Total Printing and Personal Systems Group(b)	13,507	13,665	14,653
Enterprise Group	6,786	6,819	7,492
Enterprise Services	5,843	5,999	6,397
Software	982	941	973
HP Financial Services	879	881	935
Corporate Investments	5	10	11
Total segments	28,002	28,315	30,461
Elimination of intersegment net revenue and other	(776)	(733)	(792)

Total HP consolidated net revenue	$27,226	$27,582	$29,669

Earnings before taxes:(a)

Personal Systems	$228	$239	$405
Printing	908	958	949
Total Printing and Personal Systems Group(b)	1,136	1,197	1,354
Enterprise Group	1,033	1,082	1,284
Enterprise Services	192	156	240
Software	201	180	175
HP Financial Services	99	97	97
Corporate Investments	(58)	(56)	(57)
Total segment earnings from operations	2,603	2,656	3,093

Corporate and unallocated costs and eliminations	(200)	(179)	(314)
Unallocated costs related to stock-based compensation expense	(107)	(107)	(150)
Amortization of purchased intangible assets	(356)	(350)	(476)
Impairment of goodwill and purchased intangible assets	-	-	(9,188)
Restructuring charges	(81)	(408)	(1,795)
Acquisition-related charges	(4)	(11)	(3)
Interest and other, net	(146)	(193)	(224)

Total HP consolidated earnings (loss) before taxes	$1,709	$1,408	$(9,057)

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Nine months ended
	July 31,
	2013	2012
Net revenue:(a)

Personal Systems	$23,492	$26,998
Printing	17,810	18,407
Total Printing and Personal Systems Group(b)	41,302	45,405
Enterprise Group	20,589	22,320
Enterprise Services	17,761	19,257
Software	2,849	2,889
HP Financial Services	2,717	2,853
Corporate Investments	19	48
Total Segments	85,237	92,772
Elimination of intersegment net revenue and other	(2,070)	(2,374)

Total HP consolidated net revenue	$83,167	$90,398

Earnings before taxes:(a)

Personal Systems	$690	$1,380
Printing	2,819	2,518
Total Printing and Personal Systems Group(b)	3,509	3,898
Enterprise Group	3,199	3,965
Enterprise Services	424	622
Software	538	509
HP Financial Services	297	284
Corporate Investments	(179)	(155)
Total segment earnings from operations	7,788	9,123

Corporate and unallocated costs and eliminations	(488)	(670)
Unallocated costs related to stock-based compensation expense	(398)	(492)
Amortization of purchased intangible assets	(1,056)	(1,412)
Impairment of goodwill and purchased intangible assets	-	(9,188)
Restructuring charges	(619)	(1,888)
Acquisition-related charges	(19)	(42)
Interest and other, net	(518)	(688)

Total HP consolidated earnings (loss) before taxes	$4,690	$(5,257)

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT / BUSINESS UNIT INFORMATION
(Unaudited)
(In millions)

	Three months ended			Growth rate (%)
	July 31, 2013	April 30, 2013	July 31, 2012	Q/Q	Y/Y
Net revenue:(a)

Printing and Personal Systems Group(b)
Personal Systems
Notebooks	$3,722	$3,718	$4,416	0%	(16%)
Desktops	3,147	3,103	3,486	1%	(10%)
Workstations	537	521	526	3%	2%
Other	298	242	208	23%	43%
Total Personal Systems	7,704	7,584	8,636	2%	(11%)

Printing
Supplies	3,839	4,122	4,005	(7%)	(4%)
Commercial Hardware	1,399	1,398	1,445	0%	(3%)
Consumer Hardware	565	561	567	1%	0%
Total Printing	5,803	6,081	6,017	(5%)	(4%)
Total Printing and Personal Systems Group	13,507	13,665	14,653	(1%)	(8%)

Enterprise Group
Industry Standard Servers	2,851	2,806	3,187	2%	(11%)
Technology Services	2,174	2,272	2,349	(4%)	(7%)
Storage	833	857	924	(3%)	(10%)
Networking	644	618	647	4%	0%
Business Critical Systems	284	266	385	7%	(26%)
Total Enterprise Group	6,786	6,819	7,492	0%	(9%)

Enterprise Services
Infrastructure Technology Outsourcing	3,662	3,721	3,934	(2%)	(7%)
Application and Business Services	2,181	2,278	2,463	(4%)	(11%)
Total Enterprise Services	5,843	5,999	6,397	(3%)	(9%)

Software	982	941	973	4%	1%

HP Financial Services	879	881	935	0%	(6%)

Corporate Investments	5	10	11	(50%)	(55%)
Total segments	28,002	28,315	30,461	(1%)	(8%)

Elimination of intersegment net revenue and other	(776)	(733)	(792)	6%	(2%)

Total HP consolidated net revenue	$27,226	$27,582	$29,669	(1%)	(8%)

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT / BUSINESS UNIT INFORMATION
(Unaudited)
(In millions)

	Nine months ended
	July 31,
	2013	2012
Net revenue:(a)

Printing and Personal Systems Group(b)
Personal Systems
Notebooks	$11,568	$14,258
Desktops	9,571	10,519
Workstations	1,593	1,598
Other	760	623
Total Personal Systems	23,492	26,998

Printing
Supplies	11,854	12,144
Commercial Hardware	4,151	4,413
Consumer Hardware	1,805	1,850
Total Printing	17,810	18,407
Total Printing and Personal Systems Group	41,302	45,405

Enterprise Group
Industry Standard Servers	8,651	9,445
Technology Services	6,689	6,948
Storage	2,523	2,869
Networking	1,870	1,847
Business Critical Systems	856	1,211
Total Enterprise Group	20,589	22,320

Enterprise Services
Infrastructure Technology Outsourcing	11,119	11,868
Application and Business Services	6,642	7,389
Total Enterprise Services	17,761	19,257

Software	2,849	2,889

HP Financial Services	2,717	2,853

Corporate Investments	19	48
Total segments	85,237	92,772

Elimination of intersegment net revenue and other	(2,070)	(2,374)

Total HP consolidated net revenue	$83,167	$90,398

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT NON-GAAP OPERATING MARGIN SUMMARY DATA
(Unaudited)

	Three months ended	Change in Operating Margin (pts)
	July 31, 2013	Q/Q	Y/Y
Non-GAAP operating margin:(a)
Personal Systems	3.0%	(0.2 pts)	(1.7 pts)
Printing	15.6%	(0.2 pts)	(0.2 pts)
Printing and Personal Systems Group(b)	8.4%	(0.4 pts)	(0.8 pts)

Enterprise Group	15.2%	(0.7 pts)	(1.9 pts)
Enterprise Services	3.3%	0.7 pts	(0.5 pts)
Software	20.5%	1.4 pts	2.5 pts
HP Financial Services	11.3%	0.3 pts	0.9 pts
Corporate Investments	NM	NM	NM
Total segments	9.3%	(0.1 pts)	(0.8 pts)

Total HP consolidated non-GAAP operating margin	8.4%	(0.2 pts)	(0.8 pts)

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013. As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit. In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CALCULATION OF NET EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2013	April 30, 2013	July 31, 2012
Numerator:
GAAP net earnings (loss)	$1,390	$1,077	$(8,857)
Non-GAAP net earnings	$1,676	$1,698	$1,973

Denominator:
Weighted-average shares used to compute basic net earnings (loss) per share and
diluted net (loss) per share	1,929	1,935	1,971
Dilutive effect of employee stock plans	19	12	4
Weighted-average shares used to compute diluted net earnings per share	1,948	1,947	1,975

GAAP net earnings (loss) per share:
Basic	$0.72	$0.56	$(4.49)
Diluted(a)	$0.71	$0.55	$(4.49)

Non-GAAP net earnings per share:
Basic	$0.87	$0.88	$1.00
Diluted(b)	$0.86	$0.87	$1.00

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive.

(b)	Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CALCULATION OF NET EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,
	2013	2012

Numerator:
GAAP net earnings (loss)	$3,699	$(5,796)
Non-GAAP net earnings	$4,979	$5,754

Denominator:
Weighted-average shares used to compute basic net earnings (loss) per share and
diluted net (loss) per share	1,939	1,977
Dilutive effect of employee stock plans	13	15
Weighted-average shares used to compute diluted net earnings per share	1,952	1,992

GAAP net earnings (loss) per share:
Basic	$1.91	$(2.93)
Diluted(a)	$1.89	$(2.93)

Non-GAAP net earnings per share:
Basic	$2.57	$2.91
Diluted(b)	$2.55	$2.89

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive.

(b)	Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock.

Use of non-GAAP financial measures
To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share, gross cash, free cash flow, net debt and operating company net debt. HP also provides forecasts of non-GAAP diluted earnings per share. These non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP net earnings is net earnings. The GAAP measure most directly comparable to non-GAAP diluted earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to gross cash is cash and cash equivalents. The GAAP measure most directly comparable to free cash flow is cash flow from operations. The GAAP measure most directly comparable to net debt and operating company net debt is total company debt.  Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above or elsewhere in the materials accompanying this news release.

Use and economic substance of non-GAAP financial measures used by HP
Non-GAAP operating profit and non-GAAP operating margin are defined to exclude the effects of any restructuring charges, charges relating to the impairment of goodwill and purchased intangible assets, charges relating to the amortization of purchased intangible assets,  acquisition-related charges and charges related to the wind-down of HP businesses recorded during the relevant period. Non-GAAP net earnings and non-GAAP diluted earnings per share consist of net earnings or diluted net earnings per share excluding those same charges. In addition, non-GAAP net earnings and non-GAAP diluted earnings per share are adjusted by the amount of additional taxes or tax benefit associated with each non-GAAP item. HP’s management uses these non-GAAP financial measures for purposes of evaluating HP’s historical and prospective financial performance, as well as HP’s performance relative to its competitors. HP’s management also uses these non-GAAP measures to further its own understanding of HP’s segment operating performance. HP believes that excluding those items mentioned above from these non-GAAP financial measures allows HP management to better understand HP’s consolidated financial performance in relationship to the operating results of HP’s segments, as management does not believe that the excluded items are reflective of ongoing operating results. More specifically, HP’s management excludes each of those items mentioned above for the following reasons:

●	In the third quarter of fiscal 2012, HP decided to wind down certain retail publishing business activities. Non-GAAP operating profit reported in the third quarter of fiscal 2012 reflects the elimination of certain contract-related charges, including inventory write-downs, in connection with the wind down of that business. Because the winding down of HP businesses is inconsistent in amount and frequency, HP believes that eliminating these amounts for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of HP's current operating performance and comparisons to HP's past and future operating performance.

●	Goodwill is the excess of the consideration paid for acquired companies over the estimated fair value of the tangible and intangible assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. Purchased intangible assets consist primarily of customer contracts, customer lists, distribution agreements, technology patents, and products, trademarks and trade names purchased in connection with acquisitions. In the fourth quarter of fiscal 2012, HP recorded a non-cash charge for the impairment of goodwill and intangible assets associated with the acquisition of Autonomy Corporation plc. In the third quarter of fiscal 2012, HP recorded an impairment charge for the goodwill associated with its Services segment following an impairment review. In addition, in that same quarter, HP recorded an impairment charge related to the intangible asset associated with the “Compaq” trade name acquired in 2002 in conjunction with a change in branding strategy. HP excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s past and future operating performance.

●	HP incurs charges relating to the amortization of purchased intangibles. HP also incurs charges relating to the amortization of amounts assigned to intangible assets to be used in research and development projects. All of those charges are included in HP’s GAAP presentation of earnings from operations, operating margin, net earnings and net earnings per share. Such charges are significantly impacted by the timing and magnitude of HP’s acquisitions and any impairment charges. Consequently, HP excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s past and future operating performance.

●	Restructuring charges consist of costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits, and (ii) costs to vacate duplicative facilities. HP excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of HP’s current operating performance or comparisons to HP’s past and future operating performance.

●	HP incurs costs related to its acquisitions. As acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of HP’s acquisitions, HP believes that eliminating the expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s past and future operating performance.

Gross cash is a non-GAAP measure that is defined as cash and cash equivalents plus short-term investments and certain long-term investments that may be liquidated within 90 days pursuant to the terms of existing put options or similar rights. Free cash flow is defined as cash flow from operations less net capital expenditures. HP’s management uses gross cash and free cash flow for the purpose of determining the amount of cash available for investment in HP’s businesses, funding acquisitions, repurchasing stock and other purposes. HP’s management also uses gross cash and free cash flow for the purposes of evaluating HP’s historical and prospective liquidity, as well as to further its own understanding of HP’s segment operating results. Because gross cash includes liquid assets that are not included in GAAP cash and cash equivalents, HP believes that gross cash provides a more accurate and complete assessment of HP’s liquidity and segment operating results. Because free cash flow includes the effect of capital expenditures that are not reflected in GAAP cash flow from operations, HP believes that free cash flow provides a more accurate and complete assessment of HP’s liquidity and capital resources.

Operating company net debt is a non-GAAP measure that is defined as total company net debt less HP Financial Services (“HPFS”) net debt. Total company net debt consists of total debt (including the effect of hedging) less gross cash, which includes cash and cash equivalents, short-term investments, and certain liquid long-term investments. HPFS net debt consists of HPFS debt, which includes primarily intercompany equity that is treated as debt for segment reporting purposes, intercompany debt and debt issued directly by HPFS, less HPFS cash.  Total company net debt provides useful information to management about the state of HP’s consolidated balance sheet. Operating company net debt provides additional useful information to management about the state of HP’s consolidated balance sheet by providing more transparency into the financial components of the operating company separate from HP’s financing business, which has different capital structure requirements and requires much greater leverage to run effectively.

Material limitations associated with use of non-GAAP financial measures
These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

●	Items such as amortization of purchased intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted earnings per share and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

●	Items such as restructuring charges that are excluded from non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted earnings per share can have a material impact on cash flows and earnings per share.

●	HP may not be able to liquidate immediately the long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.

●	Other companies may calculate non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share, gross cash, free cash flow, net debt and operating company net debt differently than HP does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures
HP compensates for the limitations on its use of non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share, gross cash, free cash flow, net debt and operating company net debt by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HP also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure within this press release and in other written materials that include these non-GAAP financial measures, and HP encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors
HP believes that providing non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share, gross cash, free cash flow, net debt and operating company net debt to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision-making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that are calculated in a similar manner.

© 2013 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.